                                                                    EXHIBIT 10.3

                          SECURITIES PURCHASE AGREEMENT

      This Securities Purchase Agreement (this "Agreement") is dated as of July
16, 2004, among Workstream Inc., a Canadian corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers"); and

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule
506 promulgated thereunder, the Company desires to issue and sell to each
Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company in the aggregate, up to $10,000,000 of shares of Common Stock on the Closing Date.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this
Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

                                   ARTICLE I.
                                   DEFINITIONS

      1.1 Definitions. In addition to the terms defined elsewhere in this
Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

            "Action" shall have the meaning ascribed to such term in Section
      3.1(j).

            "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under
      Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such
      Purchaser.

            "Closing" means the closing of the purchase and sale of the Common
      Stock pursuant to Section 2.1.

            "Closing Date" means the Trading Day when all of the Transaction
      Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities have been satisfied or waived.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means the common shares of the Company, no par value, and any securities into which such common shares may hereafter be reclassified.

            "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

            "Company Counsel" means Perley-Robertson, Hill & McDougall LLP or, with respect to United States securities law matters, Cozen O'Connor.

            "Disclosure Schedules" means the Disclosure Schedules attached hereto.

            "Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "FW" means Feldman Weinstein LLP with offices located at 420
      Lexington Avenue, Suite 2620, New York, New York 10170-0002.

            "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

            "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

            "Material Adverse Effect" shall have the meaning ascribed to such term in Section 3.1(b).

            "Material Permits" shall have the meaning ascribed to such term in
      Section 3.1(m).

            "Per Share Purchase Price" equals $2.25, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement through the Closing Date.

            "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

            "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "Registration Rights Agreement" means the Registration Rights
      Agreement, dated as of the date of this Agreement, among the Company and each Purchaser, in the form of Exhibit A hereto.

            "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Securities.

            "Required Approvals" shall have the meaning ascribed to such term in
      Section 3.1(e).

            "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "SEC Reports" shall have the meaning ascribed to such term in
      Section 3.1(h).

            "Securities" means the shares of Common Stock issued to each
      Purchaser pursuant to this Agreement.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Subscription Amount" means, as to each Purchaser, the amounts set forth below such Purchaser's signature block on the signature page hereto, in United States dollars and in immediately available funds.

            "Subsidiary" shall mean the subsidiaries of the Company, if any, set forth on Schedule 3.1(a).

            "Trading Day" means a day on which the Common Stock is traded on a
      Trading Market.

            "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question:
      the Nasdaq SmallCap Market, the American Stock Exchange, the New York
      Stock Exchange or the Nasdaq National Market.

            "Transaction Documents" means this Agreement and the Registration
      Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

            "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the
      Common Stock for such date (or the nearest preceding date) on the Trading
      Market on which the Common Stock is then listed or quoted as reported by
      Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern
      Time to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation
      Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the
      Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the
      Company.

                                  ARTICLE II.
                                PURCHASE AND SALE

      2.1 Closing. On the Closing Date, each Purchaser shall purchase from the
Company, severally and not jointly with the other Purchasers, and the Company shall issue and sell to each Purchaser, a number of Securities equal to such
Purchaser's Subscription Amount divided by the Per Share Purchase Price. The aggregate Subscription Amounts for Securities sold hereunder shall be up to
$10,000,000. Upon satisfaction of the conditions set forth in Section 2.2, the
Closing shall occur at the offices of FW, or such other location as the parties shall mutually agree.

      2.2 Deliveries.

            (a) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

                  (i) this Agreement duly executed by the Company;

                  (ii) a certificate evidencing a number of Securities equal to such Purchaser's Subscription Amount divided by the Per Share
            Purchase Price, registered in the name of such Purchaser;

                  (iii) the Registration Rights Agreement duly executed by the
            Company; and

                  (iv) a legal opinion of Company Counsel, in the form of
            Exhibit B attached hereto.

            (b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

                  (i) this Agreement duly executed by such Purchaser;

                  (ii) such Purchaser's Subscription Amount by wire transfer to the account as specified in writing by the Company; and

                  (iii) the Registration Rights Agreement duly executed by such
            Purchaser.

      2.3 Closing Conditions.

            (a) The obligations of the Company hereunder in connection with the
      Closing are subject to the following conditions being met:

                  (i) the accuracy in all material respects when made and on the
            Closing Date of the representations and warranties of the Purchasers contained herein;

                  (ii) all obligations, covenants and agreements of the
            Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

                  (iii) the delivery by the Purchasers of the items set forth in
            Section 2.2(b) of this Agreement.

            (b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

                  (i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

                  (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

                  (iii) the delivery by the Company of the items set forth in
            Section 2.2(a) of this Agreement;

                  (iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

                  (v) from the date hereof to the Closing Date, trading in the
            Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the
            Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure
Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser:

            (a) Subsidiaries. All of the majority owned direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then references in the Transaction Documents to the
      Subsidiaries will be disregarded.

            (b) Organization and Qualification. Each of the Company and the
      Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any
      Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the
      Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii)
      a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction
      Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no
      Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

            (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the
      Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution may be limited by applicable law.

            (d) No Conflicts. The execution, delivery and performance of the
      Transaction Documents by the Company, the issuance and sale of the
      Securities and the consummation by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or
      (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument
      (evidencing a Company or Subsidiary debt or otherwise) to which the
      Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a
      Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a
      Subsidiary is bound or affected, or (iv) conflict with or violate the terms of any agreement by which the Company or any Subsidiary is bound or to which any property or asset of the Company or any Subsidiary is bound or affected; except in the case of each of clauses (ii), (iii) and (iv), such as could not have or reasonably be expected to result in a Material
      Adverse Effect.

            (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the
      Transaction Documents, other than (i) filings required pursuant to Section
      4.4 of this Agreement, (ii) the filing with the Commission of the
      Registration Statement and any amendments thereto, (iii) application(s) to each applicable Trading Market for the listing of the Securities for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the
      "Required Approvals").

            (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the Transaction
      Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.

            (g) Capitalization. The capitalization of the Company is as described in Schedule 3.1(g). Except as set forth in Schedule 3.1(g), the
      Company has not issued any capital stock since the date of its most recent
      SEC Report other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common
      Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock
      Equivalents. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and as set forth on Schedule
      3.1(g), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not obligate the Company to issue shares of
      Common Stock or other securities to any Person (other than the Purchasers)
      and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the
      Securities. Except as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the
      Company's stockholders.

            (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the
      Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the
      Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the
      SEC Reports complied in all material respects with the requirements of the
      Securities Act and the Exchange Act and the rules and regulations of the
      Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the
      Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by
      GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

            (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the
      Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission or incurred in connection with acquisitions disclosed in the SEC Reports, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

            (j) Litigation. Except as set forth on Schedule 3.1(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against the
      Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an
      "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or
      (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or, to the knowledge of the Company, any current or former director or officer of the Company.
      The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any
      Subsidiary under the Exchange Act or the Securities Act.

            (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material
      Adverse Effect.

            (l) Compliance. Neither the Company nor any Subsidiary (i) is in
      default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

            (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect ("Material
      Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any
      Material Permit.

            (n) Title to Assets. Except as set forth in Schedule 3.1(n), the
      Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the
      Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for
      Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the
      Subsidiaries are in compliance, except as could not have a Material
      Adverse Effect.

            (o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the
      "Intellectual Property Rights"). Neither the Company nor any Subsidiary
      has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual
      Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

            (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. To the best of
      Company's knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

            (q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, to the knowledge of the Company, none of the officers or directors of the Company and none of the employees of the Company are presently a party to any transaction with the Company or any Subsidiary
      (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of
      $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

                                       10

            (r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in
      material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the
      Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii)
      transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability,
      (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The
      Company has established disclosure controls and procedures (as defined in
      Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The
      Company presented in its most recently filed periodic report under the
      Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange
      Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

            (s) Certain Fees. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other
      Person with respect to the transactions contemplated by this Agreement.
      The Purchasers shall have no obligation (other than with respect to their own actions) with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this
      Section that may be due in connection with the transactions contemplated by this Agreement.

            (t) Private Placement. Assuming the accuracy of the Purchasers'
      representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the
      Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

            (u) Investment Company. The Company is not, and is not an Affiliate
      of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the
      Investment Company Act.

                                       11

            (v) Registration Rights. Except as set forth on Schedule 3.1(v), no
      Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

            (w) Listing and Maintenance Requirements. The Company's Common Stock
      is registered pursuant to Section 12(g) of the Exchange Act, and the
      Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common
      Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The
      Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The
      Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

            (x) Application of Takeover Protections. The Company and its Board
      of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of
      Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers'
      ownership of the Securities.

            (y) Disclosure. The Company confirms that, neither the Company nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure
      Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The
      Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

            (z) No Integrated Offering. Assuming the accuracy of the Purchasers'
      representations and warranties set forth in Section 3.2, neither the
      Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

                                       12

            (aa) Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii)
      the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the
      Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

            (bb) Form S-3 Eligibility. The Company is eligible to register the resale of its Common Stock by the Purchasers under Form S-3 promulgated under the Securities Act and the Company hereby covenants and agrees to use its best efforts to maintain its eligibility to use Form S-3 until the
      Registration Statement covering the resale of the Securities shall have been filed with, and declared effective by, the Commission.

            (cc) Taxes. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material
      Adverse Effect, the Company and each Subsidiary have filed all necessary federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

            (dd) General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other
      "accredited investors" within the meaning of Rule 501 under the Securities
      Act.

            (ee) Foreign Corrupt Practices. Neither the Company, nor to the
      knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds,
      (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware)
      which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                                       13

            (ff) Accountants. The Company's accountants are set forth on
      Schedule 3.1(ff) of the Disclosure Schedule. To the Company's knowledge, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's Annual
      Report on Form 10-K for the year ended May 31, 2004 are independent accountants as required by the Securities Act.

            (gg) Acknowledgment Regarding Purchasers' Purchase of Securities.
      The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the
      Transaction Documents and the transactions contemplated hereby. The
      Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the
      Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the
      Company and its representatives.

      3.2 Representations and Warranties of the Purchasers. Each Purchaser
hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

            (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such
      Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and
      (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

            (b) Purchaser Representation. Such Purchaser understands that the
      Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the
      Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any
      Person to distribute any of the Securities.

                                       14

            (c) Purchaser Status. At the time such Purchaser was offered the
      Securities, it was, and at the date hereof it is, an "accredited investor"
      as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the
      Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

            (d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the
      Securities, and has so evaluated the merits and risks of such investment.
      Such Purchaser is able to bear the economic risk of an investment in the
      Securities and, at the present time, is able to afford a complete loss of such investment.

            (e) General Solicitation. Such Purchaser is not purchasing the
      Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            (f) Securities Filings. The Purchasers acknowledge that they have been provided with copies of and have reviewed the following documents, which have been filed by the Company with the Commission pursuant to the
      Exchange Act (collectively, the "DISCLOSURE REPORTS" and, and, together with this Agreement and the Disclosure Schedule to this Agreement, the
      "DISCLOSURE MATERIALS"): (i) the Company's Annual Report on Form 10-K, as
      amended, for the fiscal year ended May 31, 2003; (ii) the Company's
      Quarterly Reports on Form 10-Q for the quarters ended August 31, 2003,
      November 30, 2003 and February 29, 2004; and (iii) the Company's proxy statement with respect to its 2003 annual meeting.

            (g) Offering Exemption. The Purchasers understand that the
      Securities are being offered and sold in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchasers to acquire the Securities.

                                       15

            (h) Access to Information. The Purchasers acknowledge that they have reviewed the Disclosure Materials and have been afforded (i) the opportunity to ask such questions as they have deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the
      Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

      The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

      4.1 Transfer Restrictions.

            (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, pursuant to
      Rule 144 (subject to the Company's receipt of routine backup documentation from the Purchaser) or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a
      Purchaser under this Agreement and the Registration Rights Agreement.

            (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

            THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, HAVE BEEN TAKEN FOR
            INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS A
            REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS
            AMENDED, OR UNDER THE SECURITIES LAWS OF ANY APPLICABLE STATE WITH
            RESPECT TO THESE SHARES, IS THEN IN EFFECT OR AN EXEMPTION FROM THE
            REGISTRATION REQUIREMENTS OF THE ACT OR THE APPLICABLE STATE
            SECURITIES LAWS ARE THEN IN FACT APPLICABLE TO THE OFFER OR SALE.

            The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the
      Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties.
      Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection with the pledge. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the
      Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                                       16

            (c) Certificates evidencing the Securities shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii)
      following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k) (subject to receipt of routine backup documentation demonstrating eligibility for such rule), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than five
      Trading Days following the delivery by a Purchaser to the Company or the
      Company's transfer agent of a certificate representing Securities issued with a restrictive legend (such date, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such
      Securities that is free from all restrictive and other legends. Unless required under applicable law, the Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

            (d) In addition to such Purchaser's other available remedies, the
      Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Securities (based on the VWAP of the Common Stock on the date such Securities are submitted to the
      Company's transfer agent) subject to Section 4.1(c), $10 per Trading Day
      (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend
      Removal Date until such certificate is delivered. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

            (e) Each Purchaser, severally and not jointly with the other
      Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any
      Securities pursuant to either the registration requirements of the
      Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, which Purchaser hereby covenants to do.

                                       17

            (f) Until the date that each Purchaser holds less than 20% of the
      Securities initially purchased hereunder by such Purchaser, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Securities, except in connection with seeking to satisfy listing and maintenance requirements of the
      Trading Market.

      4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any
Purchaser owns Securities and until the Purchaser is eligible to use Rule
144(k), if the Company is not required to file reports pursuant to the Exchange
Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the
Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

      4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in
Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the
Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

      4.4 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m.
Eastern time on the Trading Day following the date hereof, issue a press release or file a Current Report on Form 8-K, in each case reasonably acceptable to each
Purchaser disclosing the material terms of the transactions contemplated hereby.
The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the
Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the
Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the
Registration Rights Agreement and (ii) to the extent such disclosure is required by other law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii).

                                       18

      4.5 Shareholders Rights Plan. No claim will be made or enforced by the
Company or, to the knowledge of the Company, any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers. The Company shall conduct its business in a manner so that it will not become subject to the
Investment Company Act.

      4.6 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

      4.7 Use of Proceeds. Except as set forth on Schedule 4.7 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the
Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

      4.8 Indemnification of Purchasers. Subject to the provisions of this
Section 4.8, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a
"Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a
Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the
Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).
If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i)
the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any
Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents.

                                       19

      4.9 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Securities pursuant to this
Agreement.

      4.10 Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on the Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list all of the Securities on the Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Securities, and will take such other action as is necessary to cause the Securities to be listed on such other
Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading
Market.

      4.11 Equal Treatment of Purchasers. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

      4.12 Delivery of Securities After Closing. The Company shall deliver, or cause to be delivered, the respective Securities purchased by each Purchaser to such Purchaser within 3 Trading Days of the Closing Date.

                                   ARTICLE V.
                                  MISCELLANEOUS

      5.1 Fees and Expenses. The Company shall reimburse Crestview Capital
Partners LLC ("Crestview") the sum of $5,000 for its legal fees. The Company shall deliver, prior to the Closing, a completed and executed copy of the
Closing Statement, attached hereto as Annex A. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

                                       20

      5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

      5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 6:30 p.m. (New York
City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading
Day, (c) the second Trading Day following the date of mailing, if sent by U.S.
nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

      5.3 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

      5.4 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The
Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such
Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

      5.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8.

                                       21

      5.7 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of
New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery
(with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

      5.8 Survival. The representations and warranties herein shall survive for three years following the Closing and delivery of the Securities.

      5.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      5.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      5.11 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the
Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such
Purchaser may rescind or withdraw, in its sole discretion from time to time prior to the Company's performance upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

                                       22

      5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the
Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

      5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the
Purchasers and the Company will be entitled to specific performance under the
Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

      5.14 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law
(including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      5.15 Independent Nature of Purchasers' Obligations and Rights. The
obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other
Purchaser under any Transaction Document. Nothing contained herein or in any
Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the
Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each
Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other
Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FW. FW does not represent all of the Purchasers but only Crestview. The Company has elected to provide all
Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the
Purchasers.

                                       23

      5.16 Liquidated Damages. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

                            (Signature Page Follows)

                                       24

      IN WITNESS WHEREOF, the parties hereto have caused this Securities
Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

WORKSTREAM INC.                                          Address for Notice:

By: /s/ Michael Mullarkey
   --------------------------------                      2600 Lake Lucien Drive
     Name: Michael Mullarkey                             Suite 410
     Title:  CEO and President                           Maitland, Florida 32751

With a copy to (which shall not constitute notice):

Perley-Robertson, Hill and McDougall LLP
90 Sparks Street, 4th Floor
Ottawa, Ontario
K1P 1E2
Attention: Michael Gerrior
Facsimile:  (613) 238-8775

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

                                       25

[PURCHASER SIGNATURE PAGES TO WSTM SECURITIES PURCHASE AGREEMENT]

Name of Investing Entity: Crestview Capital Master, LLC
Signature of Authorized Signatory of Investing Entity: Stewart R. Flink
Name of Authorized Signatory: Stewart R. Flink
Title of Authorized Signatory: Manager
Email Address of Authorized Entity: stewart@crestviewcap.com

Address for Notice of Investing Entity:
95 Revere Drive, Suite A
Northbrook, Illinois 60062

Address for Delivery of Securities for Investing Entity (if not same as above):

Subscription Amount: $2,000,000.25
Securities: 888,889
EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

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PHILA1\2100227\2 125416.000

[PURCHASER SIGNATURE PAGES TO WSTM SECURITIES PURCHASE AGREEMENT]

Mellon A/C # 1615002

Name of Investing Entity: Mellon Trust of New England, N.A., solely in its capacity as Trustee for the Raytheon Combined DB/DC Master Trust, (as directed by the Investment Fiduciary), and not in its individual capacity

Signature of Authorized Signatory of Investing Entity: Bernadette T Rist

Name of Authorized Signatory: BERNADETTE RIST

Title of Authorized Signatory: AUTHORIZED SIGNATORY

Email Address of Authorized Entity: Rist.bt@mellon.com

Address for Notice of Investing Entity: Mellon GSS
Attn: Robert Dollard
135 Santilli Highway
Everett, MA 02149

Address for Delivery of Securities for Investing Entity (if not same as above):

Mellon Securities Trust Company
120 Broadway
Attn: Robert Ferraro, Vault Manager
New York, NY 10271

Subscription Amount:
Securities:
EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

The decision to participate in the investment, any representations made herein by the participant, and any actions taken hereunder by the participant has / have been made solely at the direction of the investment fiduciary who has sole investment discretion with respect to this investment.

26

PHILA1\2100272\2 125416.000

[PURCHASER SIGNATURE PAGES TO WSTM SECURITIES PURCHASE AGREEMENT]

Mellon A/C # 5 / 00002

Name of Investing Entity: Mellon Trust of New England, N.A., solely in its capacity as Trustee for the Raytheon Master Pension Trust, (as directed by the Investment Fiduciary), and not in its individual capacity

Signature of Authorized Signatory of Investing Entity: Bernadette T. Rist

Name of Authorized Signatory: BERNADETTE RIST

Title of Authorized Signatory: AUTHORIZED SIGNATORY

Email Address of Authorized Entity: Rist.bt@mellon.com

Address for Notice of Investing Entity:

Mellon GSS
Attn: Robert Dollard
135 Santilli Highway
Everett, MA 02149

Address for Delivery of Securities for Investing Entity (if not same as above):

Mellon Securities Trust Company
120 Broadway
Attn: Robert Ferraro, Vault Manager
New York, NY 10271

Subscription Amount:
Securities:
EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

The decision to participate in the investment, any representations made herein by the participant, and any actions taken hereunder by the participant has / have been made solely at the direction of the investment fiduciary who has sole investment discretion with respect to this investment.

26

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JUL 16 2004 16:49 FR LEGAL AFFAIRS PGH 412 234 0555 TO 913125771598 P.02/07

[PURCHASER SIGNATURE PAGES TO WSTM SECURITIES PURCHASE AGREEMENT]

Mellow Acct# 2908002

Name of Investing Entity: Mellon Trust of New England, N.A., solely in its capacity as Trustee for the Raytheon Combined DB/DC Master Trust, (as directed by the Investment Fiduciary), and not in its individual capacity

Signature of Authorized Signatory of Investing Entity: Bernadette T Rist

Name of Authorized Signatory: ______

Title of Authorized Signatory: ______

Email Address of Authorized Entity: Rist.bt@mellon.com BERNADETTE RIST AUTHORIZED SIGNATORY

Address for Notice of Investing Entity: Mellon GSS
Attn: Robert Dollard
135 Santilli Highway
Everett, MA 02149

Address for Delivery of Securities for Investing Entity (if not same as above):

Mellon Securities Trust Company
120 Broadway
Attn: Robert Ferraro, Vault Manager
New York, NY 10271

Subscription Amount:
Securities:
EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

The decision to participate in the investment, any representations made herein by the participant, and any actions taken hereunder by the participant has / have been made solely at the direction of the investment fiduciary who has sole investment discretion with respect to this investment.

26

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[PURCHASER SIGNATURE PAGES TO WSTM SECURITIES PURCHASE AGREEMENT]

Name of Investing Entity: William Blair Small Cap Growth Fund
Signature of Authorized Signatory of Investing Entity: ____________
Name of Authorized Signatory: Michael P. Balkin
Title of Authorized Signatory: Attorney-In-Fact
Email Address of Authorized Entity: mbalkin@williamblair.com

Address for Notice of Investing Entity:

222 West Adams Street
Chicago, IL 60606

Address for Delivery of Securities for Investing Entity (if not same as above):

William Blair & Company, LLC
Attn: Dana Judish
222 West Adams Street
Chicago, IL 60604

Subscription Amount: $5,440,860.00
Securities: 2,418,160 shares
EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

1

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[PURCHASER SIGNATURE PAGES TO WSTM SECURITIES PURCHASE AGREEMENT]

Name of Investing Entity: Rush Presbyterian St Lukes Medical Center Endowment
Signature of Authorized Signatory of Investing Entity: ________________
Name of Authorized Signatory: Michael P. Balkin
Title of Authorized Signatory: Attorney-In-Fact
Email Address of Authorized Entity: mbalkin@williamblair.com

Address for Notice of Investing Entity:

1700 West Van Buren, Suite 265
Chicago, IL 60612

Address for Delivery of Securities for Investing Entity (if not same as above):

William Blair & Company, LLC
Attn: Dana Judish
222 West Adams Street
Chicago, IL 60604

Subscription Amount: $160,087.50
Securities: 71,150 shares
EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

1

PHILA1\2100227\2 125416.000

[PURCHASER SIGNATURE PAGES TO WSTM SECURITIES PURCHASE AGREEMENT]

Name of Investing Entity: Kentucky State District Council of Carpenters AFL-CIO – Small Cap Growth
Signature of Authorized Signatory of Investing Entity: [signature]
Name of Authorized Signatory: Michael P. Balkin
Title of Authorized Signatory: Attorney-In-Fact
Email Address of Authorized Entity: mbalkin@williamblair.com

Address for Notice of Investing Entity:

632 Comanche Trail
Frankfort, KY 40604

Address for Delivery of Securities for Investing Entity (if not same as above):

William Blair & Company, LLC
Attn: Dana Judish
222 West Adams Street
Chicago, IL 60604

Subscription Amount: $89,527.50
Securities: 79,790 shares
EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

1

PHILA1\2100227\2 125416.000

[PURCHASER SIGNATURE PAGES TO WSTM SECURITIES PURCHASE AGREEMENT]

Name of Investing Entity: Kentucky State District Council Annuity Trust Fund
Signature of Authorized Signatory of Investing Entity: ______________
Name of Authorized Signatory: Michael P. Balkin
Title of Authorized Signatory: Attorney-In-Fact
Email Address of Authorized Entity: mbalkin@williamblair.com

Address for Notice of Investing Entity:

632 Comanche Trail
Frankfort, KY 40604

Address for Delivery of Securities for Investing Entity (if not same as above):

William Blair & Company, LLC
Attn: Dana Judish
222 West Adams Street
Chicago, IL 60604

Subscription Amount: $11,677.50
Securities: 5,190 shares
EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

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PHILA1\2100227\2 125416.000

[PURCHASER SIGNATURE PAGES TO WSTM SECURITIES PURCHASE AGREEMENT]

Name of Investing Entity: Hartmarx Retirement Income Trust
Signature of Authorized Signatory of Investing Entity: ______________
Name of Authorized Signatory: Michael P. Balkin
Title of Authorized Signatory: Attorney-In-Fact
Email Address of Authorized Entity: mbalkin@williamblair.com

Address for Notice of Investing Entity:

101 North Wacker Drive
Chicago, IL 60606

Address for Delivery of Securities for Investing Entity (if not same as above):

William Blair & Company, LLC
Attn: Dana Judish
222 West Adams Street
Chicago, IL 60604

Subscription Amount: $91,642.50
Securities: 40,730 shares
EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

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PHILA1\2100227\2 125416.000

[PURCHASER SIGNATURE PAGES TO WSTM SECURITIES PURCHASE AGREEMENT]

Name of Investing Entity: Carl C. Greer Trust – Small Cap Growth
Signature of Authorized Signatory of Investing Entity: ______________________
Name of Authorized Signatory: Michael P. Balkin
Title of Authorized Signatory: Attorney-In-Fact
Email Address of Authorized Entity: mbalkin@williamblair.com

Address for Notice of Investing Entity:

4501 W 127th St - D
Alsip, IL 60803

Address for Delivery of Securities for Investing Entity (if not same as above):

William Blair & Company, LLC
Attn: Dana Judish
222 West Adams Street
Chicago, IL 60604

Subscription Amount: $23,895.00
Securities: 10,620 shares
EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

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[PURCHASER SIGNATURE PAGES TO WSTM SECURITIES PURCHASE AGREEMENT]

Name of Investing Entity: The Thomas B. Fordham Foundation
Signature of Authorized Signatory of Investing Entity: ___Michael P. Balkin___
Name of Authorized Signatory: Michael P. Balkin
Title of Authorized Signatory: Attorney-In-Fact
Email Address of Authorized Entity: mbalkin@williamblair.com

Address for Notice of Investing Entity:

1327 K Street NW
Suite 600
Washington DC 20006-1720

Address for Delivery of Securities for Investing Entity (if not same as above):

William Blair & Company, LLC
Attn: Dana Judish
222 West Adams Street
Chicago, IL 60604

Subscription Amount: $36,607.50
Securities: 16,270
EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

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[PURCHASER SIGNATURE PAGES TO WSTM SECURITIES PURCHASE AGREEMENT]

Name of Investing Entity: City of Dearborn General Employees Retirement System
Signature of Authorized Signatory of Investing Entity: ________
Name of Authorized Signatory: Michael P. Balkin
Title of Authorized Signatory: Attorney-In-Fact
Email Address of Authorized Entity: mbalkin@williamblair.com

Address for Notice of Investing Entity:

4500 Maple
Dearborn, MI 48126

Address for Delivery of Securities for Investing Entity (if not same as above):

William Blair & Company, LLC
Attn: Dana Judish
222 West Adams Street
Chicago, IL 60604

Subscription Amount: $50,017.50
Securities: 22,230 shares
EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

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PHILA1\2100227\2 125416.000

[PURCHASER SIGNATURE PAGES TO WSTM SECURITIES PURCHASE AGREEMENT]

Name of Investing Entity: City of Dearborn Policemen and Firemen Revised Retirement Systems
Signature of Authorized Signatory of Investing Entity: ______________________
Name of Authorized Signatory: Michael P. Balkin
Title of Authorized Signatory: Attorney-In-Fact
Email Address of Authorized Entity: mbalkin@williamblair.com

Address for Notice of Investing Entity:

4500 Maple
Dearborn, MI 48126

Address for Delivery of Securities for Investing Entity (if not same as above):

William Blair & Company, LLC
Attn: Dana Judish
222 West Adams Street
Chicago, IL 60604

Subscription Amount: $79,537.50
Securities: 35,350 shares
EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

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[PURCHASER SIGNATURE PAGES TO WSTM SECURITIES PURCHASE AGREEMENT]

Name of Investing Entity: Rush Presbyterian St Lukes Medical Center Pension & Retirement
Signature of Authorized Signatory of Investing Entity: ______________
Name of Authorized Signatory: Michael P. Balkin
Title of Authorized Signatory: Attorney-In-Fact
Email Address of Authorized Entity: mbalkin@williamblair.com

Address for Notice of Investing Entity:

1700 West Van Buren, Suite 265
Chicago, IL 60612

Address for Delivery of Securities for Investing Entity (if not same as above):

William Blair & Company, LLC
Attn: Dana Judish
222 West Adams Street
Chicago, IL 60604

Subscription Amount: $186,862.50
Securities: 83,050 shares
EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

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[PURCHASER SIGNATURE PAGES TO WSTM SECURITIES PURCHASE AGREEMENT]

Name of Investing Entity: Harmony Americas Small Cap Growth Equity Pool
Signature of Authorized Signatory of Investing Entity: ______________________
Name of Authorized Signatory: Margaret Shaw
Title of Authorized Signatory: Vice President
Email Address of Authorized Entity: Margaret.shaw@agf.com

Signature of Authorized Signatory of Investing Entity: ______________________
Name of Authorized Signatory: Clive Coombs
Title of Authorized Signatory: Executive Vice President

Address for Notice of Investing Entity:

AGF Funds
31st Floor Toronto Dominion Bank Tower
Toronto, Ontario M5K1E9

Address for Delivery of Securities for Investing Entity (if not same as above):

William Blair & Company, LLC
Attn: Dana Judish
222 West Adams Street
Chicago, IL 60604

Subscription Amount: $193,230.00
Securities: 85,880 shares
EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

1

                                                                         ANNEX A

                                CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase up to $____________ of Common Stock from
Workstream, Inc. (the "Company"). All funds will be wired into a trust account maintained by ____________, counsel to the Company. All funds will be disbursed in accordance with this Closing Statement.

DISBURSEMENT DATE:                           July ____, 2004

I.   PURCHASE PRICE

                    GROSS PROCEEDS TO BE RECEIVED IN TRUST      $

II.   DISBURSEMENTS

                                                                $
                                                                $
                                                                $
                                                                $
                                                                $

TOTAL AMOUNT DISBURSED:                                         $

WIRE INSTRUCTIONS:

To: ____________________________________

To: ____________________________________

                                       27